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                                                                  Exhibit (j)(1)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the use of our report dated December 10, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-09341) of Harding, Loevner Funds, Inc.






                                          ERNST & YOUNG LLP

New York, New York
January 12, 2000